UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2009
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment Agreements to Loan Agreements with AVF and APF

On January 13, 2009, Canyon Copper Corp. (the “Company”) entered into amendments to its loan agreements dated September 12, 2006 and September 11, 2006, respectively, with Aton Ventures Fund Ltd. (“AVF”) and Asset Protection Fund Ltd. (“APF”) (together the “Lenders”) whereby the Lenders loaned $500,000 to the Company. Under the terms of the amendment agreements, AVF agreed to extend the maturity date of its loan to April 12, 2010 and APF agreed to extend the maturity date of its loan to April 11, 2010. In consideration of the Lenders agreeing to extend the term of their respective loans, the Company agreed to increase the interest rate on each of the loans to 15% per annum effective January 12, 2009.

The above summary is qualified in its entirety by reference to the full text of the amended loan agreements and convertible promissory notes, copies of which are filed as exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment Agreements to Loan Agreements with Mr. Harvey

Also on January 13, 2009, the Company entered into amendments to its loan agreements dated April 1, 2008, May 8, 2008 and July 7, 2008 with Anthony R. Harvey, our Chief Executive Officer, Chairman and a member of our Board of Directors, whereby Mr. Harvey loaned the Company $25,000 USD, $25,000 CDN and $25,000 CDN, respectively. Under the terms of the amendment agreements, Mr. Harvey agreed to extend the terms of his loans to January 1, 2010, February 8, 2010 and April 7, 2010, respectively.

The above summary is qualified in its entirety by reference to the full text of the amended loan agreements and promissory notes, copies of which are filed as exhibits 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit Number	Description of Exhibit

10.1	Fourth Amendment to Loan Agreement dated January 13, 2009 between Canyon Copper Corp. and Aton Ventures Fund Ltd.

10.2	Convertible Promissory Note dated January 13, 2009 between Canyon Copper Corp. and Aton Ventures Fund Ltd.

10.3	Fourth Amendment to Loan Agreement dated January 13, 2009 between Canyon Copper Corp. and Asset Protection Fund Ltd.

10.4	Convertible Promissory Note dated January 13, 2009 between Canyon Copper Corp. and Asset Protection Fund Ltd.

10.5	First Amendment to Loan Agreement dated January 13, 2009 between Canyon Copper Corp. and Anthony Harvey for the loan of $25,000 USD.

10.6	Convertible Promissory Note dated January 13, 2009 between Canyon Copper Corp. and Anthony Harvey for the loan of $25,000 USD.

10.7	First Amendment to Loan Agreement dated January 13, 2009 between Canyon Copper Corp. and Anthony Harvey for the loan of $25,000 CDN.

10.8	Convertible Promissory Note dated January 13, 2009 between Canyon Copper Corp. and Anthony Harvey for the loan of $25,000 CDN.

10.9	First Amendment to Loan Agreement dated January 13, 2009 between Canyon Copper Corp. and Anthony Harvey for the loan of $25,000 CDN.

10.10	Convertible Promissory Note dated January 13, 2009 between Canyon Copper Corp. and Anthony Harvey for the loan of $25,000 CDN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: January 19, 2009
	By:	/s/ Kurt Bordian

KURT BORIDAN
Chief Financial Officer